UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) July 7, 2005

                            ONETRAVEL HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                      1-8662                 23-2265039
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                    Identification No.)


      6836 Morrison Blvd., Ste. 200,
         Charlotte, North Carolina                             28211
 (Address of principal executive offices)                   (Zip Code)

                                 (704) 366-5054
              (Registrant's telephone number, including area code)

                           RCG COMPANIES INCORPORATED
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events.

On July 7, 2005, OneTravel Holdings, Inc. (the "Registrant") announced that the 1 for 10 reverse stock split that was approved by stockholders at the Registrant's June 24, 2005 annual meeting will be effective as of the beginning of trading July 7, 2005 on the American Stock Exchange. The press release issued by the Registrant on July 7, 2005 with respect to the 1-for-10 reverse stock split is filed herewith as Exhibit 99.1

Item 9.01.        Financial Statements and Exhibits.

         (c) Exhibits.

         Exhibit No.       Description

         99.1              Press Release issued July 7, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 11, 2005

                                                     ONETRAVEL HOLDINGS, INC.


                                                     By:  /s/ Marc E. Bercoon
                                                        ------------------------
                                                          Marc E. Bercoon,
                                                          President



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                                  Exhibit Index

         Exhibit   No.     Description

         99.1              Press Release issued July 7, 2005